CONSULTING GROUP CAPITAL MARKETS FUNDS (the “TRUST”)
LARGE CAPITALIZATION GROWTH INVESTMENTS
SMALL CAPITALIZATION GROWTH INVESTMENTS
CORE FIXED INCOME INVESTMENTS
GOVERNMENT MONEY INVESTMENTS

SUPPLEMENT DATED APRIL 1, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 2, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (the “SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

Effective June 30, 2007, Government Money Investments’ name will change to Money Market Investments.

The following supplements, and to the extent inconsistent therewith, supersedes, the disclosure contained in the section entitled “Other Accounts Managed by Portfolio Managers” beginning on page 48 of the SAI:

Large Capitalization Growth Investments
Portfolio Manager(s) - Westfield Capital Management Co., LLC (“Westfield”)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Arthur J. Bauernfeind	10 Registered investment companies with $2.27 billion in total assets under management[1]	1 Other pooled investment vehicles with $17.63 million in assets under management[1]	522 Other accounts with $5.79 billion in total assets under management[1]

William A. Muggia	10 Registered investment companies with $2.27 billion in total assets under management[1]	3 Other pooled investment vehicles with $345 million in assets under management[1]	518 Other accounts with $5.25 billion in total assets under management[1]

Ethan J. Meyers	10 Registered investment companies with $2.27 billion in total assets under management[1]	1 Other pooled investment vehicles with $17.63 million in assets under management[1]	519 Other accounts with $5.76 billion in total assets under management[1]

Scott R. Emerman	10 Registered investment companies with $2.27 billion in total assets under management[1]	1 Other pooled investment vehicles with $17.63 million in assets under management[1]	521 Other accounts with $5.76 billion in total assets under management[1]

*	Information is as of August 31, 2006.
[1] Accounts with respect to which the advisory fee is based on the performance of the account.

Small Capitalization Growth Investments
Portfolio Manager(s) - Westfield Capital Management Co., LLC (“Westfield”)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Arthur J. Bauernfeind	10 Registered investment companies with $2.27 billion in total assets under management[1]	1 Other pooled investment vehicles with $17.63 million in assets under management[1]	522 Other accounts with $5.79 billion in total assets under management[1]

William A. Muggia	10 Registered investment companies with $2.27 billion in total assets under management[1]	3 Other pooled investment vehicles with $345 million in assets under management[1]	518 Other accounts with $5.25 billion in total assets under management[1]

Ethan J. Meyers	10 Registered investment companies with $2.27 billion in total assets under management[1]	1 Other pooled investment vehicles with $17.63 million in assets under management[1]	519 Other accounts with $5.76 billion in total assets under management[1]

Scott R. Emerman	10 Registered investment companies with $2.27 billion in total assets under management[1]	1 Other pooled investment vehicles with $17.63 million in assets under management[1]	521 Other accounts with $5.76 billion in total assets under management[1]

*	Information is as of August 31, 2006.
[1] Accounts with respect to which the advisory fee is based on the performance of the account.

Core Fixed Income Investments
Portfolio Manager(s) - Metropolitan West Asset Management, LLC (“MWAM”)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tad Rivelle	11 Registered investment companies with $7.2 billion in assets under management 2 Registered investment companies with $515 million in assets under management[1]	0 Other pooled investment vehicles 3 Other pooled investment vehicles with $82 million in assets under management[1]	143 Other accounts with $10.4 billion in assets under management 19 Other accounts with $2.4 billion in assets under management[1]

Laird Landmann	12 Registered investment companies with $7.3 billion in assets under management 1 Registered investment company with $333 million in assets under management[1]	0 Other pooled investment vehicles 3 Other pooled investment vehicles with $82 million in assets under management[1]	143 Other accounts with $10.4 billion in assets under management 19 Other accounts with $2.4 billion in assets under management[1]

Stephen Kane, CFA	12 Registered investment companies with $7.3 billion in assets under management 2 Registered investment companies with $515 million in assets under management[1]	0 Other pooled investment vehicles 3 Other pooled investment vehicles with $82 million in assets under management[1]	143 Other accounts with $10.4 billion in assets under management 19 Other accounts with $2.4 billion in assets under management[1]

David Lippman, JD	11 Registered investment companies with $7.3 billion in assets under management 2 Registered investment companies with $515 million in assets under management[1]	0 Other pooled investment vehicles 3 Other pooled investment vehicles with $82 million in assets under management[1]	143 Other accounts with $10.4 billion in assets under management 19 Other accounts with $2.4 billion in assets under management[1]

*	Information is as of March 1, 2007.
[1] Accounts with respect to which the advisory fee is based on the performance of the account.

The following supplements the disclosure contained in the section entitled “Portfolio Manager compensation” beginning on page 58 of the SAI:

Metropolitan West Asset Management LLC (“MWAM”)

MWAM’s compensation program for its investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success on behalf of client accounts. Portfolio managers who serve as Partners of MWAM receive salaries plus their respective pro rata shares of MWAM’s profits (if any). Portfolio managers who are not equity owners of MWAM receive an annual salary plus the possibility of cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MWAM’s profit-sharing/401(k) plan. In general, MWAM’s overall profitability determines the total amount of incentive compensation available to investment professionals. An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of MWAM’s leadership criteria.

The following supplements the disclosure contained in the section entitled “Potential Conflicts of Interest” beginning on page 68 of the SAI:

Metropolitan West Asset Management LLC (“MWAM”)

MWAM’s portfolio managers are responsible for the management of more than one account. Management of more than one account leads to the potential for the allocation of particular transactions in a way that may favor one account over another. The side-by-side management of a fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as the potential for cross-trading between a fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and MWAM have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in fully mitigating such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of a particular initial public offering.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MWAM receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

• A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

• With respect to securities transactions for the Portfolio, MWAM determines which broker to use to execute each order, consistent with its duty to seek best execution. MWAM aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, MWAM may be limited by clients or by other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MWAM may place separate, non-simultaneous transactions for the Portfolio and another account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and MWAM seek to avoid such potentially conflicting situations. However, when a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

The following supplements the disclosure contained in the section entitled ”Portfolio Manager Ownership Disclosure” beginning on page 83 of the SAI:

Metropolitan West Asset Management LLC
All managers-None

The following supplements the disclosure contained in the section entitled “Consulting Group Capital Markets Funds Proxy Voting Policies and Procedures Pursuant to Rule 38a-1 under the Investment Company Act of 1940” beginning on page B-1 of Appendix B of the SAI:

METROPOLITAN WEST ASSET MANAGEMENT, LLC
WEST GATE ADVISORS, LLC
PROXY AND CORPORATE ACTION VOTING POLICIES AND
OVERVIEW OF PROCEDURES
JULY 2006

I. POLICY
Metropolitan West Asset Management, LLC (“MWAM”) and West Gate Advisors, LLC (“WGA”) act as discretionary investment advisers for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While MWAM and WGA primarily manage fixed income securities, each may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, MWAM and WGA will vote all proxies or act on all other actions received in sufficient time prior to the deadlines as part of their full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. When voting proxies or acting on corporate actions for clients, MWAM and WGA’s utmost concern is that all decisions be made solely in the best interest of their clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). MWAM and WGA will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of their accounts.

II. PURPOSE
The purpose of these Proxy Voting and Corporate Action Policies and Overview of Procedures is to memorialize the procedures and policies adopted by MWAM and WGA which enable each to comply with their accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III. PROCEDURES
MWAM’s1  All registered persons of MWAM and WGA are MWAM employees. Within contexts where applicable to the authorized business areas of MWAM and WGA, all references to MWAM employees shall be construed to mean both MWAM and WGA persons
Operations Department is ultimately responsible for ensuring that all proxies received by MWAM and WGA are voted in a manner that is both timely and consistent with each client’s best interest. Although many proxy proposals can be voted in accordance with our established guidelines (See Section V of this Policy for details of these guidelines), we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines. The Chief Financial Officer (or a designee who must be a Fund Officer) will review all proxy decisions for the Metropolitan West Funds before mailing. The Chief Operating Officer, Director of Client Services or a designee will review all proxy decisions on the separate accounts prior to mailing The Operations Department is also responsible for ensuring that all corporate actions received by MWAM and WGA are addressed in a timely manner and consistent action is taken across all portfolios.

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The Operations Department is also responsible for requiring any personnel, who are responsible for making proxy voting decisions, to report any attempts by others in the firm to influence their voting of client proxies in a manner that is inconsistent with the best interest of the client. These reports shall be made to the Chief Compliance Officer or a member of executive management. The Operations Department shall also report to the Chief Compliance Officer, or a designee, all conflicts of interest that arise. The Chief Compliance Officer shall ensure that such conflicts are resolved. If necessary, such reports may lead to amending the firm’s proxy voting policies & procedures. Finally, consistent with the fiduciary duty of care, Operations Department may also monitor corporate events as they relate to proxies and/or class actions.

A. Conflict of Interest
MWAM and/or WGA can have conflict of interest if it is called to vote on a proxy or respond to class action for a company of the Adviser or the Adviser’s control affiliate, such as the Metropolitan West Funds. Such conflict may also pertain to relationships that the Advisers have with issuers, such as clients that issue securities. As an example, the conflict of interest may arise when MWAM is requested to respond to a proxy issued by the Metropolitan West Funds which are held in a managed account of MWAM. Where a proxy proposal raises a material conflict of interest between MWAM or WGA’s interests and the client’s, including a mutual fund client, MWAM and WGA will resolve such a conflict in the manner described below:

1. Obtain Consent of Clients. As MWAM and WGA have discretion to make a case-by-case decision  under the Guidelines with respect to the proposal in question, they will disclose the conflict to the  relevant clients and obtain their consent to the proposed vote prior to voting the securities. Prior to  contacting the client, Operations Department shall consult with the Chief Compliance Officer (or  his designee). The disclosure to the client will include sufficient detail regarding the matter to be  voted on and the nature of the conflict, so that the client would be able to make an informed  decision regarding the vote. When a client does not respond to such a conflict disclosure request or  denies the request, MWAM and WGA will abstain from voting the securities held by that client’s  account.

2.  Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing,  specifically direct MWAM or WGA to forward all proxy matters in which MWAM or WGA may  have a conflict of interest regarding the client’s securities to an independent third party for review.  Where such independent third party’s recommendations are received on a timely basis, MWAM  and WGA will vote all such proxies in accordance with the third party’s recommendation. If the  third party’s recommendations are not timely received, MWAM and WGA will abstain from  voting the securities held by that client’s account.

B. Limitations
In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where MWAM or WGA has determined that it is in the client’s best interest, MWAM and WGA will not vote proxies received. The following are some circumstances where MWAM and WGA will limit their role in voting proxies received on client securities. MWAM or WGA will follow an analogous process for Class Actions, when applicable.

1.  Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain  the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party,  MWAM and WGA will not vote the securities and will direct the relevant custodian to send the  proxy material directly to the client. If any proxy material is received by MWAM or WGA it will  promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with MWAM or WGA in  accordance with its investment advisory agreement, neither MWAM or WGA will vote any  proxies received after the termination. However, the client may specify in writing that proxies  should be directed to the client (or a specified third party) for action.

3.  Limited Value: If MWAM or WGA concludes that the value on a client’s economic interest or the  value of the portfolio holding is indeterminable or insignificant, MWAM and WGA will abstain  from voting a client’s proxies. Neither MWAM nor WGA votes proxies received for securities  which are no longer held by the client’s account. In addition, neither MWAM nor WGA generally  votes securities where the economic value of the securities in the client account is less than [$500].

4.  Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, MWAM and  WGA may abstain from voting where the cost of voting a client’s proxy would exceed any  anticipated benefits of the proxy proposal.

5.  Unidentified Proxy Owner: Infrequently, MWAM and WGA may receive a proxy for a client that  cannot be identified through the materials received. In these circumstances, MWAM and WGA  will exercise their best efforts to identify the client to which the proxy belongs. If the client cannot  be identified, the policy of MWAM and WGA is to not vote the proxy. This policy was adopted  for various reasons, including: (i) the inability to confirm current client ownership of the  security;  (ii) the risk of voting contrary to a client’s requirements or of voting when the client has  reserved  voting authority; and (iii) the administrative burden of voting and tracking a proxy action not  related to any particular client account when there is no clear benefit for any particular clients.

IV. RECORD KEEPING
In accordance with Rule 204-2 under the Advisers Act, MWAM and WGA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that MWAM and WGA may rely on the proxy statement filed on EDGAR as their records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision regarding how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy. MWAM and WGA will describe in Part II of their Form ADV’s (or other brochure fulfilling the requirement of Rule 204-3) their proxy voting policies and procedures and will advise clients about how they may obtain information on how MWAM or WGA voted their securities. Clients may obtain both information on how their securities were voted and a copy of the Policies and Procedures by written request addressed to MWAM or WGA respectively. MWAM will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX.

V. GUIDELINES
→ Proxy Voting

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. VOTE AGAINST
1. Issues regarding Board entrenchment and anti-takeover measures such as the following:
a. Proposals to stagger board members’ terms;
b. Proposals to limit the ability of shareholders to call special meetings;
c. Proposals to require super majority votes;
d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use     or need of these additional shares;
e. Proposals regarding “fair price” provisions;
f. Proposals regarding “poison pill” provisions; and
g. Permitting “green mail”.
h. Providing cumulative voting rights.
i. “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa

B. VOTE FOR
1. Election of directors recommended by management, except if there is a proxy fight.
2. Election of auditors recommended by management, unless seeking to replace if a dispute exists over policies.
3. Date and place of annual meeting.
4. Rotation of annual meeting place.
5. Limitation on charitable contributions or fees paid to lawyers.
6. Ratification of directors’ actions on routine matters since previous annual meeting.
7. Confidential voting.
8. Limiting directors’ liability

C. CASE-BY-CASE
Proposals to:
1. Pay directors solely in stock.
2. Eliminate director mandatory retirement policy.
3. Mandatory retirement age for directors.
4. Rotate annual meeting location/date.
5. Option and stock grants to management and directors.
6. Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.